EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
OF DELTA PETROLEUM CORPORATION
PURSUANT TO 18 U.S.C. SECTION 1350
I certify that, to the best of my knowledge, the Annual Report on Form 10-K of Delta Petroleum Corporation for the year ended December 31, 2007 (the “Report”):
(1) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Delta Petroleum Corporation.

/s/ Roger A. Parker

Roger A. Parker
Chief Executive Officer

February 29, 2008
A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request.